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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 24, 2004
                                                        ------------------

                                  K-FED BANCORP
                                  -------------
             (Exact Name of Registrant as Specified in its Charter)

    Federal                         000-50592                    20-0411486
-----------------------------      -----------              -------------------
(State or Other Jurisdiction)      (Commission               (I.R.S. Employer
      of Incorporation)              File No.)              Identification No.)


1359 N. Grand Avenue, Covina, CA                                   91722
--------------------------------                                   -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (626) 339-9663
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

     On September 24, 2004, Kaiser Federal Bank, the wholly owned subsidiary of K-Fed Bancorp, completed the previously announced proposed purchase of the Panorama City branch of Pan American Bank, FSB. The deposits of this branch aggregated approximately $60 million at the closing.

     A press release issued by K-Fed Bancorp on September 24, 2004, is included herewith as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

     (B)  PRO FORMA FINANCIAL INFORMATION: None

     (C)  EXHIBITS:

Exhibit 99.1: Press Release dated September 24, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          K-FED BANCORP



DATE: September 24, 2004            By:   /s/ Kay M. Hoveland
                                          --------------------------------------
                                          Kay M. Hoveland
                                          President and Chief Executive Officer